EXHIBIT 10.1

AMENDMENT AGREEMENT

This Amendment Agreement (this “Amendment”) is dated as of October 12, 2020 and is entered into by and between Terra Tech Corp., a Nevada corporation (the “Company”), and Michael Nahass (the “Executive”).

WHEREAS, the Company and the Executive entered into an Employment Agreement, dated as of July 1, 2019 (the “Agreement”);

WHEREAS, the Company and the Executive desire to amend the Agreement as set forth below; and

WHEREAS, all capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

NOW, THEREFORE, the parties hereby agree as follows:

1. Executive hereby consents to the following “Employment Changes”: Executive’s title shall be changed to “Chief Executive Officer, President and Chief Operating Officer”. Executive acknowledges and agrees that the Employment Changes shall not serve as a basis for “Good Reason” under the Employment Agreement.

2. Section 1.1 of the Agreement is amended to replace all references to “President and Chief Operating Officer” with references to “Chief Executive Officer, President and Chief Operating Officer.”

3. Except as specifically modified herein, any of the other terms of the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

TERRA TECH CORP.

By:	/s/ Alan Gladstone
Name:	Alan Gladstone
Title:	Chairman, Compensation Committee

EXECUTIVE

/s/ Michael Nahass
Michael Nahass

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